                                                               EXHIBIT 10.29 (C)

                                 REVOLVING NOTE


$9,000,000                San Antonio, Texas                   December 12, 1996


          FOR VALUE RECEIVED, TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., a Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation, TBC ARKANSAS, INC., an Arkansas corporation, TBC MANAGEMENT, Ltd., a Texas limited partnership, TBC MANAGEMENT, INC., a Delaware corporation, TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, RED RIVER MARINE ARKANSAS, INC., an Arkansas corporation, TRAVIS BOATING CENTER LITTLE ROCK, INC., an Arkansas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation (collectively "Borrowers"),
                                                                 ---------
hereby, jointly and severally, promise to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender"), at the offices of
                                              ------
NATIONSBANK OF TEXAS, N.A., a national banking association (the "Agent") at 300
                                                                 -----
Convent Street, San Antonio, Texas 78205, the principal sum of Nine Million and No/100 Dollars ($9,000,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), on or before the Termination Date for this Note (as established by the Agreement), in lawful money of the United States of America, together with interest on the unpaid principal balance of this Note from day to day outstanding, in accordance with the terms and provisions of the Agreement; provided, however, that in no event shall interest accrue hereunder at a rate in excess of the Maximum Lawful Rate. Subject to the provisions hereof limiting interest to the Maximum Lawful Rate, interest on Advances shall be computed based on the number of days elapsed and 360-days per year or in the case of interest accruing at the Maximum Lawful Rate, 365/366 days per year. Advances of the principal indebtedness evidenced by this Note shall be made pursuant to the Credit Agreement (as herein defined), which amounts may be borrowed, repaid and reborrowed as provided in and subject to the terms of the Credit Agreement. Each Advance made by Lender to Borrowers pursuant to the Credit Agreement may be recorded by lender and, with respect to any transfer hereof, endorsed on the grid attached hereto which is part of this Note. Any failure by Lender to endorse the grid attached hereto shall not impair the obligation of Borrowers to pay any amount due and owing hereunder.

          All capitalized terms used herein, but not specifically defined, shall have the same meanings set forth in the Agreement.

          Principal and all accrued interest hereunder shall be due and payable upon the terms and on the dates provided for in the Credit Agreement.

          After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of the Required Lenders, bear interest at the Default Rate, as provided in the Agreement.

          If at any time the Applicable Rate shall be limited to the Maximum Lawful Rate, any subsequent reductions in the Applicable Rate shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Applicable Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Credit Facility, the total amount of interest paid or accrued on the Credit Facility is less than the amount of interest which would have accrued if the Applicable Rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrowers shall pay to Agent, for the ratable benefit of the Lenders, an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Applicable Rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Credit Facility.

          This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (as the same may be modified, amended, supplemented, extended or restated from time to time, the "Credit Agreement")
                                                           ----------------
dated as of December 12, 1996, executed by and among Borrowers, Agent and the Lenders (which includes the payee of this Note) and is one of the notes defined therein as a "Note", the terms and provisions of the Credit Agreement related to
              ----
this Note being incorporated herein by reference for all purposes. The terms of the Credit Agreement shall govern in the case of any inconsistency between such terms and the terms hereof.

          This Note is secured by the Security Agreement and all the other Loan Documents, and all liens and security interests created or evidenced thereby. Any holder shall be entitled to all benefits and remedies and security set forth in the Credit Agreement and all the other Loan Documents.

          The occurrence of a Default or an Event of Default, under and as defined in the Credit Agreement, shall constitute, respectively, a Default or an Event of Default under this Note, and the unpaid principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Credit Agreement.

          Each Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notice that is specifically required by the terms of the Credit Agreement or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against any Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Bexar County, Texas, for the enforcement of any and all obligations under the Loan Documents.

          If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Borrower sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Borrowers agree to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees as and to the extent provided in the Credit Agreement.

          Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender or any holder hereof, exceed the Maximum Lawful Rate. It is expressly stipulated and agreed to be the intent of Borrowers and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Borrowers, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrowers and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrowers), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "applicable law"
                                                                 --------------
as used herein shall mean the laws of the State of Texas, or any applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Borrowers and Lender.

          Borrowers acknowledge and agree that the holder of this Note may, at any time and from time to time, assign all or a portion of its interest in the Credit Facility or transfer to an Eligible

Assignee a participation interest in the Credit Facility, subject to and in accordance with the terms and conditions of the Credit Agreement, including
Section 10.10 thereof.
-------------

          ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THE NOTE'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

          (B)  RESERVATION OF RIGHTS.  NOTHING IN THIS NOTE SHALL BE DEEMED TO
(1) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12. U.S.C. (S)91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO

ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

          THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION OR ENFORCEMENT OF INTERESTS, OR THE REMEDIES RELATED TO ANY PART OF THE COLLATERAL, OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 10.8 OF THE Credit Agreement OR
                                       ------------
OTHERWISE.

          IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                              BORROWERS:
                              ---------

                              TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., A Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation

                              By:    /s/ Mark T. Walton
                                     ------------------------
                              Name:  Mark T. Walton
                              Title: President

                              TRAVIS BOATS & MOTORS BATON ROUGE, INC., a
                              Louisiana corporation and TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation

                              By:    /s/ Mark T. Walton
                                     -------------------------
                              Name:  Mark T. Walton
                              Title: President

                              TBC ARKANSAS, INC., an Arkansas corporation, RED RIVER MARINE ARKANSAS, INC., a Arkansas corporation and TRAVIS BOATING CENTER LITTLE ROCK, INC., a Arkansas corporation

                              By:    /s/ Mark T. Walton
                                     -------------------------
                              Name:  Mark T. Walton
                              Title: President

                              TBC MANAGEMENT, INC., a Delaware corporation

                              By:    /s/ Mark T. Walton
                                     -------------------------
                              Name:  Mark T. Walton
                              Title: President

                              TBC MANAGEMENT, LTD., a Texas limited partnership

                                   By: TRAVIS BOATS & MOTORS, INC., a
                                      Texas corporation, as General
                                      Partner

                                   By:    /s/ Mark T. Walton
                                          --------------------------
                                   Name:  Mark T. Walton
                                   Title: President

1523490

                               EXHIBIT 10.29(d)
                                REVOLVING NOTE


$6,000,000                San Antonio, Texas                   December 12, 1996


          FOR VALUE RECEIVED, TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., a Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation, TBC ARKANSAS, INC., an Arkansas corporation, TBC MANAGEMENT, Ltd., a Texas limited partnership, TBC MANAGEMENT, INC., a Delaware corporation, TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, RED RIVER MARINE ARKANSAS, INC., an Arkansas corporation, TRAVIS BOATING CENTER LITTLE ROCK, INC., an Arkansas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation (collectively "Borrowers"),
                                                                 ---------
hereby, jointly and severally, promise to pay to the order of HIBERNIA NATIONAL BANK, a national banking association ("Lender"), at the offices of NATIONSBANK
                                       ------
OF TEXAS, N.A., a national banking association (the "Agent") at 300 Convent
                                                     -----
Street, San Antonio, Texas 78205, the principal sum of Six Million and No/100 Dollars ($6,000,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), on or before the Termination Date for this Note (as established by the Agreement), in lawful money of the United States of America, together with interest on the unpaid principal balance of this Note from day to day outstanding, in accordance with the terms and provisions of the Agreement; provided, however, that in no event shall interest accrue hereunder at a rate in excess of the Maximum Lawful Rate. Subject to the provisions hereof limiting interest to the Maximum Lawful Rate, interest on Advances shall be computed based on the number of days elapsed and 360-days per year or in the case of interest accruing at the Maximum Lawful Rate, 365/366 days per year. Advances of the principal indebtedness evidenced by this Note shall be made pursuant to the Credit Agreement (as herein defined), which amounts may be borrowed, repaid and reborrowed as provided in and subject to the terms of the Credit Agreement. Each Advance made by Lender to Borrowers pursuant to the Credit Agreement may be recorded by lender and, with respect to any transfer hereof, endorsed on the grid attached hereto which is part of this Note. Any failure by Lender to endorse the grid attached hereto shall not impair the obligation of Borrowers to pay any amount due and owing hereunder.

          All capitalized terms used herein, but not specifically defined, shall have the same meanings set forth in the Agreement.

          Principal and all accrued interest hereunder shall be due and payable upon the terms and on the dates provided for in the Credit Agreement.

          After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of the Required Lenders, bear interest at the Default Rate, as provided in the Agreement.

          If at any time the Applicable Rate shall be limited to the Maximum Lawful Rate, any subsequent reductions in the Applicable Rate shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Applicable Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Credit Facility, the total amount of interest paid or accrued on the Credit Facility is less than the amount of interest which would have accrued if the Applicable Rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrowers shall pay to Agent, for the ratable benefit of the Lenders, an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Applicable Rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Credit Facility.

          This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (as the same may be modified, amended, supplemented, extended or restated from time to time, the "Credit Agreement")
                                                           ----------------
dated as of December 12, 1996, executed by and among Borrowers, Agent and the Lenders (which includes the payee of this Note) and is one of the notes defined therein as a "Note", the terms and provisions of the Credit Agreement related to
              ----
this Note being incorporated herein by reference for all purposes. The terms of the Credit Agreement shall govern in the case of any inconsistency between such terms and the terms hereof.

          This Note is secured by the Security Agreement and all the other Loan Documents, and all liens and security interests created or evidenced thereby. Any holder shall be entitled to all benefits and remedies and security set forth in the Credit Agreement and all the other Loan Documents.

          The occurrence of a Default or an Event of Default, under and as defined in the Credit Agreement, shall constitute, respectively, a Default or an Event of Default under this Note, and the unpaid principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Credit Agreement.

          Each Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notice that is specifically required by the terms of the Credit Agreement or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against any Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Bexar County, Texas, for the enforcement of any and all obligations under the Loan Documents.

          If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Borrower sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Borrowers agree to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees as and to the extent provided in the Credit Agreement.

          Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender or any holder hereof, exceed the Maximum Lawful Rate. It is expressly stipulated and agreed to be the intent of Borrowers and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Borrowers, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrowers and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrowers), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "applicable law"
                                                                 --------------
as used herein shall mean the laws of the State of Texas, or any applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Borrowers and Lender.

          Borrowers acknowledge and agree that the holder of this Note may, at any time and from time to time, assign all or a portion of its interest in the Credit Facility or transfer to an Eligible

Assignee a participation interest in the Credit Facility, subject to and in accordance with the terms and conditions of the Credit Agreement, including
Section 10.10 thereof.
-------------

          ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THE NOTE'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

          (B)  RESERVATION OF RIGHTS.  NOTHING IN THIS NOTE SHALL BE DEEMED TO
(1) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12. U.S.C. (S)91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO

ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

          THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION OR ENFORCEMENT OF INTERESTS, OR THE REMEDIES RELATED TO ANY PART OF THE COLLATERAL, OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 10.8 OF THE Credit Agreement OR
                                       ------------
OTHERWISE.

          IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                              BORROWERS:
                              ---------

                              TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., A Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation

                              By:    /s/ Mark T. Walton
                                     -------------------------
                              Name:  Mark T. Walton
                              Title: President

                              TRAVIS BOATS & MOTORS BATON ROUGE, INC., a
                              Louisiana corporation and TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation

                              By:    /s/ Mark T. Walton
                                     -------------------------
                              Name:  Mark T. Walton
                              Title: President

                              TBC ARKANSAS, INC., an Arkansas corporation, RED RIVER MARINE ARKANSAS, INC., a Arkansas corporation and TRAVIS BOATING CENTER LITTLE ROCK, INC., a Arkansas corporation

                              By:    /s/ Mark T. Walton
                                     -------------------------
                              Name:  Mark T. Walton
                              Title: President

                              TBC MANAGEMENT, INC., a Delaware corporation

                              By:    /s/ Mark T. Walton
                                     -------------------------
                              Name:  Mark T. Walton
                              Title: President

                              TBC MANAGEMENT, LTD., a Texas limited partnership

                              By: TRAVIS BOATS & MOTORS, INC., a
                                 Texas corporation, as General
                                 Partner

                              By:    /s/ Mark T. Walton
                                     -------------------------
                              Name:  Mark T. Walton
                              Title: President

1523494